UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2015

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13738	58-1701987
(Commission File Number)	(I.R.S. Employer Identification No.)

125 Nagog Park, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2015 Annual Meeting, the following items were voted on by stockholders:

a.	Messrs. Raymond C Kubacki, Harry Connick, Walter S. Tomenson, Jr. and Fred J. Weinert were each elected by the stockholders to a term to expire in 2016.

Nominees	For	Withheld	Broker Non-Votes
Raymond C. Kubacki	3,369,168	6,287	1,567,086
Harry Connick	3,341,135	34,320	1,567,086
Walter S. Tomenson, Jr.	3,363,489	11,966	1,567,086
Fred J. Weinert	3,361,362	14,093	1,567,086

b.	The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
3,027,281	323,389	24,785	1,567,086

c.	Management’s proposal to ratify the appointment of BDO USA, LLP as Psychemedics’ independent registered public accounting firm for 2015 was approved.

For	Against	Abstain
4,924,540	11,494	6,507

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION
Dated: May 5, 2015

	By:	/s/ Neil L. Lerner
Neil L. Lerner,
Vice President – Finance